SCHEDULE 14A

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INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Evergreen Solar, Inc.
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(Name of Registrant as Specified In Its Charter)

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138 Bartlett Street, Marlboro, MA 01752
www.evergreensolar.com

May 8, 2009

Dear Stockholder:

You are cordially invited to attend this year’s annual meeting of stockholders on June 17, 2009 at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752 at 10:00 a.m. The meeting will commence with a discussion and voting on matters set forth in the accompanying Notice of Annual Meeting of Stockholders followed by presentations and a report on Evergreen Solar’s 2008 performance.

The Notice of Annual Meeting of Stockholders and a Proxy Statement, which more fully describe the formal business to be conducted at the meeting, follow this letter. A copy of our Annual Report to Stockholders is also enclosed for your information.

Whether or not you plan to attend the meeting, your vote is important and we encourage you to vote. After reading the Proxy Statement, please submit your proxy as promptly as possible by following the instructions on the proxy card.

We look forward to seeing you at the annual meeting.

Sincerely yours,

Richard M. Feldt
President, Chief Executive Officer
and Chairman of the Board

138 Bartlett Street, Marlboro, MA 01752
www.evergreensolar.com

____________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be Held on June 17, 2009
____________

To the Stockholders of Evergreen Solar, Inc.:

     Notice is hereby given that the annual meeting of stockholders of Evergreen Solar, Inc., a Delaware corporation, will be held at 10:00 a.m., local time, on Wednesday, June 17, 2009, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752, to consider and act upon the following proposals:

1.	To re-elect two members of the Board of Directors, nominated by the Board of Directors, to serve as Class III Directors for a term of three years or until their successors are duly elected and qualified;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the current year; and

3.	To transact such other business as may properly come before the meeting or any postponements or adjournments thereof.

     Proposal One relates solely to the re-election of the Class III Directors nominated by the Company and does not include any other matters relating to the election of directors, including without limitation, the election of directors nominated by any stockholder of the Company.

     Only stockholders of record at the close of business on April 23, 2009 are entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

MICHAEL EL-HILLOW
Secretary

Marlboro, Massachusetts
May 8, 2009

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SUBMIT YOUR PROXY PROMPTLY BY FOLLOWING THE INSTRUCTIONS ON THE PROXY CARD.

Important Notice Regarding the Availability of Proxy Materials
for the Annual Meeting of Stockholders to be held on June 17, 2009

The proxy statement and annual report to security holders are available on our website at
www.evergreensolar.com / Investors / Annual Meeting of Stockholders Materials.

i

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PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
May 8, 2009
____________

INFORMATION CONCERNING SOLICITATION AND VOTING

General

      This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Evergreen Solar, Inc., a Delaware corporation, for use at the annual meeting of stockholders to be held on Wednesday, June 17, 2009 at 10:00 a.m., local time, at the Courtyard by Marriott, 75 Felton Street, Marlboro, Massachusetts 01752, or at any adjournments or postponements thereof. Our Annual Report to Stockholders for the fiscal year ended December 31, 2008, is being delivered together with this Proxy Statement to all stockholders entitled to vote at the meeting. This Proxy Statement for Annual Meeting of Stockholders and the accompanying notice and form of proxy are being delivered to stockholders on or about May 1, 2009. Delivery is being made by way of notice and access to the materials or by mail for those stockholders who properly request hard copies of the materials. Evergreen Solar, Inc. is referred to herein as “Evergreen Solar”, the “Company”, “we”, “us” or “our”.

Record Date, Share Ownership

     The Board of Directors has fixed the close of business on April 23, 2009 as the record date for the meeting. Accordingly, only holders of record of our common stock as of the close of business on the record date are entitled to notice of, and to vote at, the meeting or an adjournment thereof. As of April 15, 2009, an aggregate of 164,951,348 shares of our common stock were issued and outstanding.

Quorum Requirement

     The quorum requirement for holding the meeting and transacting business is that holders of a majority of the outstanding shares of our common stock entitled to vote must be present in person or represented by proxy. If the shares present, in person and by proxy, do not constitute the required quorum, the meeting may be adjourned to a subsequent date for the purpose of obtaining a quorum. Shares that are voted “FOR,” “AGAINST” or “WITHHELD” are treated as being present at the meeting for purposes of determining the presence of a quorum. In addition, both abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum.

Voting and Proxies

     The holders of common stock are entitled to one vote per share on any proposal presented at the meeting. Execution of a proxy will not in any way affect a stockholder’s right to attend the meeting and vote in person. Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct how your shares are voted without attending the meeting.

     Voting Procedures for Record Holders

     If you hold a stock certificate in your name for our common stock or if you have been granted unvested restricted stock awards, you are the owner of record. If you attend the meeting, you may vote in person. If you want to vote by proxy, there are three ways you may vote, each of which is valid under Delaware law, our state of incorporation:

1.	Access the Internet address on the proxy card and follow the instructions at that site,

2.	Call the toll-free telephone number listed in the voting instructions attached to the proxy card and follow the telephone prompts, OR

3.	Complete, sign, date, and return the enclosed proxy card to the address provided on the proxy card.

     Please have the voting form in hand when voting by Internet or telephone.

     Voting Procedures for Shares in Street Name

     If your shares of our common stock are held in the name of a brokerage house or financial institution, you are a beneficial owner and the brokerage house or the financial institution holding your shares is the record holder. This is often referred to as being held in “street name.” You must follow the voting directions given by the brokerage house or financial institution.

     If you are a beneficial owner, you are not a stockholder of record and may not vote your shares in person at the annual meeting unless you obtain a “legal proxy” from the brokerage house or financial institution holding your shares. Any beneficial owner who attends the meeting without such a legal proxy will be not be able to vote shares in person at the meeting.

     Revocation of Proxy

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by:

1.	Filing with our Secretary, before the taking of the vote at the meeting, a written notice of revocation bearing a later date than the date of the proxy to be revoked,

2.	Duly executing a later-dated proxy relating to the same shares and delivering it to the Secretary of the Company before the taking of the vote at the meeting, OR

3.	Attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute a revocation of a proxy).

     Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752, Attention: Corporate Secretary, at or before the taking of the vote at the meeting.

Votes Required

     Votes Required for Proposal One

     In the election of directors, the person receiving the highest number of “FOR” votes at the meeting will be elected.

     Votes Required for Proposal Two and all other Proposals

     The ratification of our independent registered public accounting firm and all other proposals require the affirmative “FOR” vote of a majority of those shares present in person or represented by proxy and entitled to vote on those proposals at the meeting. If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained. Abstentions have the same effect as votes against the matter.

Proxies

     The persons named as attorneys-in-fact in the proxies, Richard M. Feldt and Michael El-Hillow, were selected by the Board of Directors and are executive officers of the Company. All properly executed proxies returned in time to be counted at the meeting will be voted. Any stockholder giving a proxy has the right to withhold authority to vote for any individual nominee to the Board of Directors by writing that nominee’s name in the space provided on the proxy. All proxies will be voted in accordance with the stockholders’ instructions, and if no choice is specified, the enclosed proxy card (or any signed and dated copy thereof) will be voted in favor of the matters set forth in this Proxy Statement for Annual Meeting of Stockholders.

     The Board of Directors knows of no other matter to be presented at the meeting. If any other matter should be presented at the meeting upon which a vote may properly be taken, shares represented by all proxies received by the Board of Directors will be voted with respect thereto in accordance with the judgment of the persons named as attorneys-in-fact in the proxies.

     Your vote is very important. For this reason, the Board of Directors is requesting that you allow your common stock to be represented at the meeting by the proxies named on the enclosed proxy card. This Proxy Statement and form of proxy are being sent to you in connection with this request and have been prepared for the Board of Directors by our management.

Proxy Solicitation Costs

     The Company is bearing the cost of preparing, assembling, printing and mailing these proxy materials and soliciting votes.

     If you choose to vote over the Internet, you are responsible for Internet access charges that you incur. If you choose to vote by telephone, you are responsible for charges you may incur.

Other Information

     Our Annual Report to Stockholders for the fiscal year 2008 is being delivered to stockholders along with this Proxy Statement. STOCKHOLDERS MAY REQUEST ANOTHER FREE COPY OF OUR ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR 2008, EXHIBITS THERETO AND OTHER FINANCIAL INFORMATION BY CONTACTING EVERGREEN SOLAR, INC., 138 BARTLETT STREET, MARLBORO, MA 01752; ATTENTION: CORPORATE SECRETARY.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of our common stock as of April 15, 2009, or the measurement date, by: (i) each person who is known by us to own beneficially more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our executive officers named in the Summary Compensation Table below; and (iv) all of our current directors and executive officers as a group. Unless otherwise indicated, the address for each beneficial owner is c/o Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752.

	Number	Percentage
	of Shares	of Shares of
	Beneficially	Common
Name and Address of Beneficial Owner	Owned (1)	Stock (2)
5% Stockholders:
OCI Company Ltd. (3)	15,698,125	9.5%
Oriental Chemical Building
50, Sogong-dang, Jong-gu, Seoul, 100-718 Korea
Barclays PLC (4)	12,220,128	7.4%
1 Churchhill Place
London, E14 5HP, England
Current Executive Officers and Directors:
Richard M. Feldt (5)	2,893,490	1.7%
Michael El-Hillow (6)	379,291	*
Rodolfo Archbold (7)	245,362	*
Dr. J. Terry Bailey (8)	418,290	*
Richard G. Chleboski (9)	646,534	*
Gary T. Pollard (10)	331,578	*
Carl Stegerwald	83,900	*
Dr. Brown F. Williams (11)	475,556	*
Tom L. Cadwell (12)	31,270	*
Allan H. Cohen (13)	54,875	*
Dr. Peter W. Cowden (14)	34,644	*
Edward C. Grady (15)	60,125	*
Dr. Susan F. Tierney	10,000	*
All current executive officers and directors as a group (13 persons) (16)	5,664,915	3.4%
____________________

*	Less than one percent of the outstanding shares of class.

(1)	The persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted in the footnotes below.

(2)	Applicable percentage ownership is based upon 164,951,348 shares of common stock outstanding as of the measurement date. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to shares. Shares of common stock subject to options currently exercisable or exercisable within 60 days after the measurement date are deemed outstanding for computing the percentage ownership of the person holding such options, as the case may be, but are not deemed outstanding for computing the percentage ownership of any other person.

(3)	OCI Company Ltd. (f/k/a DC Chemical Co., Ltd.) reported sole voting power and sole dispositive power over all 15,698,125 shares beneficially owned. Includes 10,750,000 shares of restricted common stock. The restrictions on these shares will be removed when 500,000 kilograms of polysilicon are delivered to us by OCI Company Ltd.

(4)	Barclays PLC reported sole voting power over 12,220,128 shares and sole dispositive power over all 12,220,128 shares beneficially owned.

(5)	Includes 2,000,500 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(6)	Includes 22,442 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(7)	Includes 1,000 shares of common stock held by spouse.

(8)	Includes 175,000 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(9)	Includes 374,664 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(10)	Includes 104,375 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(11)	Includes 124,210 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(12)	Includes 16,270 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(13)	Includes 36,875 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(14)	Includes 19,644 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date.

(15)	Includes 28,125 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date. Mr. Grady’s address is 922 Tyner Way, PO Box 5998, Incline Village, NV 89450.

(16)	Includes 2,902,105 shares of common stock issuable upon the exercise of options that may be exercised within 60 days from the measurement date and 1,000 shares of common stock held by spouse.

PROPOSAL ONE

ELECTION OF DIRECTORS

     Our Board of Directors currently consists of six members and is divided into three classes, with each class of directors serving a three-year term and one class being elected at each year’s annual meeting of stockholders.

     Two Class III Directors will be elected at this meeting for a term of three years. The Class III nominees are Tom L. Cadwell and Dr. Peter W. Cowden, who are currently serving as Class III Directors. Shares represented by all proxies received by the Board of Directors and not marked to withhold authority to vote for the nominees will be voted “FOR” the election of Mr. Cadwell and Dr. Cowden, to hold office until the annual meeting of stockholders to be held in 2012.

     The nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable or unwilling to serve, the proxies may vote for the election of a substitute nominee designated by the Board of Directors.

Vote Required and Recommendation of the Board of Directors

     The person receiving the highest number of “FOR” votes represented by shares of the Company’s common stock present in person or represented by proxy and entitled to be voted at the meeting will be elected.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE ELECTION TO THE BOARD OF DIRECTORS OF THE NOMINEES LISTED BELOW.

     The following table sets forth for each nominee to be elected at the meeting and for each director whose term of office will extend beyond the meeting, the year each such nominee or director was first elected a director, the positions currently held by each nominee or director with us, the year each nominee’s or director’s term will expire and the class of director of each nominee or director:

Nominee’s or Director’s Name
and Year Nominee or Director		Year Term	Class of
First Became a Director	Position(s) Held with the Company	Will Expire	Director
Nominees:
Tom L. Cadwell (2007)	Director	2012	III
Dr. Peter W. Cowden (2006)	Director	2012	III
Continuing Directors:
Richard M. Feldt (2003)	Chief Executive Officer, President
	and Chairman of the Board	2010	I
Edward C. Grady (2005)	Lead Outside Director	2010	I
Allan H. Cohen (2005)	Director	2011	II
Dr. Susan F. Tierney (2008)	Director	2011	II

DIRECTORS AND EXECUTIVE OFFICERS

     Set forth below is certain information regarding the Company’s directors and executive officers. The age of each director and executive officer listed below is given as of May 1, 2009. The Company’s stockholders elect members of the Board of Directors to serve until their respective successors are elected and qualified or until earlier resignation or removal.

Name	Age	Position
Richard M. Feldt	57	Chief Executive Officer, President and
		Chairman of the Board of Directors
Rodolfo Archbold	55	Vice President, Operations
Dr. J. Terry Bailey	54	Senior Vice President, Marketing and Sales
Richard G. Chleboski	43	Vice President, Strategy and Business Development
Michael El-Hillow	57	Chief Financial Officer and Secretary
Gary T. Pollard	49	Vice President, Human Resources
Carl Stegerwald	57	Vice President, Construction Management and
		Facilities Engineering
Dr. Brown F. Williams	68	Vice President, Science and Engineering
Tom L. Cadwell (1)(2)	63	Director
Allan H. Cohen (1)(3)	59	Director
Dr. Peter W. Cowden (2)(3)	58	Director
Edward C. Grady (1)(3)	62	Lead Outside Director
Dr. Susan F. Tierney (2)	57	Director
____________________

(1)	Member of the Audit Committee.

(2)	Member of the Nominating and Corporate Governance Committee.

(3)	Member of the Compensation Committee.

Class III Directors (Term Expiring in 2009):

     Tom L. Cadwell has served as a director since April 2007. Mr. Cadwell is currently President and Chief Executive Officer of Confluence Solar, Inc., a private company formed to provide substrate materials to the solar industry. He has also served as the Executive Vice Chairman of the Board of Directors of Integrated Materials, Inc., a manufacturer of pure polysilicon products vital to semiconductor diffusion processes, since December 2006. From December 2002 until November 2006, Mr. Cadwell served as the President and Chief Executive Officer of Integrated Materials, Inc. From 2000 until February 2002, Mr. Cadwell served as the President and Chief Executive Officer of Tecstar, Inc., or Tecstar, a leader in metal organic chemical vapor deposition processes for solar cells for satellite power systems as well as light emitting diodes for leading edge applications. Prior to joining Tecstar, Mr. Cadwell held executive level positions in the semiconductor equipment and silicon wafer industries. Mr. Cadwell holds an MBA from Saint Louis University and a BS in Civil Engineering from the University of Missouri at Rolla.

     Dr. Peter W. Cowden has served as a director since October 2006. Dr. Cowden is the Founder and President of EDI, an executive level coaching and organizational consulting firm. His clients include Fortune 500 companies, venture backed startups and private equity firms. He started EDI in February 1998. Dr. Cowden’s corporate career includes five years as a corporate human resource executive with Eastman Kodak Company. Dr. Cowden has also held senior human resource positions with Agfa/Compugraphics and Stone & Webster Engineering Corporation. Dr. Cowden received his doctorate degree from Harvard University in 1977, a master’s degree from Yale University in 1976 and a bachelor’s degree from Claremont Men’s College in 1972.

Class I Directors (Term Expiring in 2010):

     Richard M. Feldt has served as President and Chief Executive Officer and a director since December 2003 and Chairman of the Board of Directors since January 2007. Previously, he was employed by Perseid, a developer of optical phased array technology created by Raytheon, where he served as Chief Executive Officer in 2002. From

2000 to 2001, Mr. Feldt served as Chief Operating Officer of SupplierMarket.com, a B2B internet supply chain management company that was sold to Ariba. From 1995 to 2000, Mr. Feldt was Senior Vice President and General Manager of Worldwide Operations at Symbol Technologies, a data transaction systems company. In addition, Mr. Feldt has held senior positions at A.T. Cross Company, Eastman Kodak Company and Spectra-Physics, Inc. and has served as a director of ICF International Inc since March 2008. He received a BS in Industrial Engineering from Northeastern University.

     Edward C. Grady has served as a director since September 2005. Mr. Grady was President and Chief Executive Officer of Brooks Automation, Inc., or Brooks, from October 2004 to September 2007 and a director of Brooks from September 2003 to February 2008. From February 2003 until October 2004, Mr. Grady was President and Chief Operating Officer of Brooks. From October 2001 until February 2003, Mr. Grady served as a consultant to Brooks. From September 2000 until January 2003, Mr. Grady was a principal at Propel Partners LLC, an investment firm headquartered in Palo Alto, California. From December 1994 through February 2003, Mr. Grady served in a variety of positions for KLA-Tencor Corp., including Executive Senior Business Advisor from September 2001 until February 2003 and Executive Group Vice President from March 1998 until September 2001. Prior to joining KLA-Tencor Corp., Mr. Grady was the President and Chief Executive Officer of Hoya Micro Mask. Mr. Grady also currently serves on the board of directors of the following public companies: Verigy Ltd, Advanced Energy, Inc., and Electro Scientific Industries Inc. Mr. Grady received his MBA from the University of Houston in 1980 and a BS in Engineering from Southern Illinois University in 1972.

Class II Director Nominee (Term Expiring in 2011):

     Allan H. Cohen has served as a director since September 2005. Mr. Cohen has been since May 2002, and continues to be, a senior member of the restructuring team of Arthur Andersen LLP, or Andersen, serving as one of a small number of individuals responsible for the winding down of Andersen’s professional services activities. Mr. Cohen was a partner with Andersen from 1984 through August 2002, serving in a variety of management roles. From 1996 to 2002, he served as the Tax Practice Director for Andersen’s northeast region (consisting of New York, New Jersey and New England) practice. From 1997 to 2002, Mr. Cohen served on both U.S. and global leadership teams with additional responsibility for knowledge and technology needs for Andersen Worldwide Societe Cooperative’s tax and legal practices. In April 2008, Mr. Cohen became the Director of Risk Management for Caturano and Company, P.C., New England’s largest independent CPA firm, with responsibility for oversight of the firm’s compliance with its professional practice responsibilities. Since July 2005, Mr. Cohen has served on the advisory board of Plexus Financial Technologies, LLP, an early stage financial services software company. He is the immediate Past President of Temple Shalom of Newton, an 850 member Reform Jewish Congregation in the suburban Boston area. Mr. Cohen received his MBA from Rutgers Graduate School of Management in 1973 and his BA in Economics, with honors, from Rutgers College in 1972. Mr. Cohen is a Certified Public Accountant.

     Dr. Susan F. Tierney has served as a director since August 2008. Dr. Tierney has served as a Managing Principal since July 2003 at Analysis Group, an economic, financial, and business strategy consulting group, where she specializes in energy industry issues. Prior to joining Analysis Group, she served as a senior vice president from November 1995 to July 2003 at Lexecon, Inc. (formerly The Economics Resource Group, Inc.), an economic and strategy consulting company. Since June 2007, Dr. Tierney has served as a director of Renegy Holdings, Inc., a biomass to electricity company that is the successor to Catalytica Energy Systems, Inc. where she had served as a director since December 2001. Dr. Tierney is also chairperson of the Board of Directors of The Energy Foundation and Clean Air-Cool Planet, non-profit organizations; she also serves as a director of the Northeast States Center for a Clean Air Future. Additionally, she previously served as a director of the following non-profit organizations: American Council on Renewable Energy (ACORE) and Climate Policy Center. From 2002 to 2004, she served as chairperson of the board for the Electricity Innovations Institute (a subsidiary of the Electric Power Research Institute, Inc. (EPRI)), and she was a director of EPRI from 1998 to 2003 and from 2005 to 2006. From 1993 to 1995, she served as Assistant Secretary for Policy at the U.S. Department of Energy. Prior to her service at the Department of Energy, she held various positions in energy and environmental departments in the Commonwealth of Massachusetts from 1982 to 1993, including Secretary for Environmental Affairs and Commissioner of the Department of Public Utilities. She was an assistant professor at the University of California, Irvine from 1978 until 1982. Dr. Tierney received her doctorate and master’s degrees in regional planning from Cornell University, in 1980 and 1976, respectively, and her bachelor’s degree from Scripps College in 1973.

Non-Director Executive Officers:

     Rodolfo Archbold has served as our Vice President, Operations since July 2007. Prior to joining us, Mr. Archbold served as an independent consultant to OEM’s and contract manufacturing companies from September 2006 to June 2007. He served as an operations consultant at Teradyne, Inc., a manufacturer of semiconductor test equipment, from September 2004 to September 2006. From September 2002 to March 2005, he served as vice president of technology and business development at NYPRO, a plastic injection molding company. Prior to joining NYPRO, Mr. Archbold served as Executive Vice President of Manufacturers Services Limited from December 1997 to March 2002, and Vice President of Manufacturers Services Limited from October 1995 to December 1997. In addition, he served as a Director of Mid-Range Service Products at Hewlett-Packard/Digital Equipment Corporation from October 1983 to October 1995. Mr. Archbold received a BS in Chemical Engineering from the University of Puerto Rico and an MBA from New York University.

     Dr. J. Terry Bailey has served as Senior Vice President, Marketing and Sales since August 2004. Prior to this position, Dr. Bailey was a consultant for GE Power Systems from April 2004 to August 2004. From February 2003 to April 2004, Dr. Bailey served as Vice President of Marketing and Sales for AstroPower, Inc., a leading solar technology supplier which filed for bankruptcy protection shortly after his commencement of employment and was acquired by General Electric in August 2004. Prior to that, Dr. Bailey served as the President and Chief Executive Officer of Solus Micro Technologies from February 1999 to November 2002. Dr. Bailey earlier served as Executive Vice President, Chief Operating Officer of NEC Technologies, Inc., or NEC Technologies, a wholly owned subsidiary of NEC Corporation. Dr. Bailey earlier served as Senior Vice President, Marketing and Sales at NEC Technologies. Prior to joining NEC Technologies, Dr. Bailey was an executive at Apple Inc., or Apple, where he served in various positions, including Senior Vice President and General Manager for Apple’s Imaging Division. Dr. Bailey received a Ph.D. in Analytical Chemistry from Florida State University, specializing in nuclear magnetic resonance research and computer system graphics integration, and he received a BS in Chemistry from the University of Alabama.

     Richard G. Chleboski has served as Vice President of Strategy and Business Development since December 2007. Prior to his current position he served as Vice President of Worldwide Expansion from February 2006 to December 2007, Treasurer from August 1994 to February 2006 and Secretary from May 2000 to February 2006. Mr. Chleboski served as Chief Financial Officer from August 1994 until February 2006. From June 1995 until May 2003, Mr. Chleboski served as one of our directors. From July 1987 until February 1994, Mr. Chleboski worked at Mobil Solar Energy Corporation, the solar power subsidiary of Mobil Corporation, where he was a Strategic Planner from March 1991 until February 1994 and a Process Engineer from 1987 until 1991. Mr. Chleboski received an MBA from Boston College and a BS in Electrical Engineering from the Massachusetts Institute of Technology.

     Michael El-Hillow served as Chairman of the Board of Directors from September 2005 to December 2006, and served as a director from August of 2004 until December 2006. Effective January 2007, Mr. El-Hillow was appointed Chief Financial Officer and Secretary, and resigned from our Board of Directors. Mr. El-Hillow was Chief Financial Officer of MTM Technologies, Inc. from January 2006 to September 2006. Mr. El-Hillow was Executive Vice President and Chief Financial Officer of Advanced Energy from October 2001 to December 2005. Prior to joining Advanced Energy, he was Senior Vice President and Chief Financial Officer of Helix Technology Corporation, a major supplier of high-vacuum products principally to the semiconductor capital equipment industry, from 1997 until 2001. Prior to joining Helix, he was Vice President of Finance, Treasurer and Chief Financial Officer at A.T. Cross Company and an audit partner at Ernst & Young. Mr. El-Hillow received an MBA from Babson College and a BS in Accounting from the University of Massachusetts and he is a Certified Public Accountant.

     Gary T. Pollard has served as Vice President, Human Resources since June 2004. Prior to joining us, Mr. Pollard worked as an independent consultant for regional and international companies in the high technology, healthcare, pharmaceuticals and food services sectors, developing hiring, recruitment and human resource programs, and designing benefit plans. From 1996 to 2002, he served as Vice President of Human Resources for The Mentor Network, a Boston-based company, which had 6,000 employees spread across 150 locations in 22 states at the time he left such company. He was also Vice President of Human Resources for Advantage Health

Corporation, and Director of Human Resources for Critical Care America. He has also held positions at Signal Capital Corporation, Martin Marietta Aerospace and General Electric Information Services. Mr. Pollard received a BA in Economics from Saint Michael’s College.

     Carl Stegerwald has served as our Vice President, Construction Management and Facilities Engineering since December 2007. Prior to joining us, Mr. Stegerwald was the sole owner of North Bridge Properties, LLC, a real estate investment, development and consulting firm that provided project management services to our Devens I facility. Mr. Stegerwald served as a Senior Vice President of Meridian Investment Management, Inc., or Meridian, and directed its real estate investment and operational activities, including facilities leasing and acquisition and property management, from 1997 to 2006, and was with Meridian’s predecessor from 1996 to 1997. Prior to that, Mr. Stegerwald served for 17 years in corporate real estate planning and acquisition and design and construction with Digital Equipment Corporation. Mr. Stegerwald received a BS in Civil Engineering from Villanova University and an MBA from Northeastern University.

     Dr. Brown F. Williams has served as Vice President, Science and Engineering since November 2004. Dr. Williams served as a director from 1999 and as Chairman of our Board of Directors from January 2004 until resigning from our Board of Directors in November 2004. From 1990 to 2003, Dr. Williams served as Chief Executive Officer and Chairman of the Board of Directors of Princeton Video Image, Inc., a company he founded in 1990. From 1988 to 1990, Dr. Williams was an independent consultant to venture capital firms. Dr. Williams has also held several research and managerial positions at RCA Laboratories from 1966 to 1998. He received his Ph.D., M.A. and A.B. degrees in Physics from the University of California Riverside and was both a University of California Regents Fellow and a National Science Foundation Fellow.

CORPORATE GOVERNANCE AND BOARD AND COMMITTEE MATTERS

Independence of Members of the Board of Directors and Committees

     The Board of Directors has determined that each of Messrs. Cadwell, Cohen and Grady and Dr. Cowden has no relationship with the Company other than as a stockholder and as a director, and each is independent within the meaning of our director independence standards and the applicable Nasdaq director independence standards for service on the Board of Directors and the applicable committee’s of the Board of Directors. Our director independence standards are contained in the Board of Directors’ Corporate Governance Guidelines, a copy of which is available under the “Investors” section of our website at www.evergreensolar.com.

Board of Directors Meetings

     The Board of Directors met ten times (including telephonic meetings) during the fiscal year ended December 31, 2008. During the fiscal year ended December 31, 2008, each of our directors attended at least seventy-five percent (75%) of the total number of meetings of the Board of Directors (held during the period for which each has been a director) and all committees of the Board of Directors on which each served (during the periods that each served). Independent members of the Board of Directors of the Company meet in executive session without management present and are scheduled to do so at least five times during fiscal year 2009.

Policy on Director Attendance at Annual Meetings of Stockholders

     Our policy on director attendance at annual meetings of stockholders is that all directors are expected to prepare for, attend in person or by telephone and participate in our annual meetings of stockholders. Three of our five directors then serving on the Board attended our 2008 annual meeting of stockholders in person.

Security Holder Communications with the Board of Directors

     The Board of Directors provides to every security holder the ability to communicate with the Board of Directors, as a whole, and with individual directors on the board, through an established process for security holder communication as follows:

     For communication directed to the Board of Directors as a whole, security holders may send such communication to the attention of the Chairman of the Board via U.S. Mail or Expedited Delivery Service to the address below:

Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, MA 01752
Attn: Chairman of the Board of Directors

     For communication directed to an individual director in his or her capacity as a member of the Board of Directors, security holders may send such communication to the attention of the individual director via U.S. Mail or Expedited Delivery Service to the address below:

Evergreen Solar, Inc.
138 Bartlett Street
Marlboro, MA 01752
Attn: [Name of Individual Director]

     We will forward by U.S. Mail any such security holder communication to each director, and the Chairman of the Board in his or her capacity as a representative of the Board of Directors, to whom such security holder communication is addressed to the address specified by each such director and the Chairman of the Board.

     More information regarding Security Holder – Board Communications is contained in our Policy Governing Director Nominations and Security Holder – Board Communications which is available as an Annex to our Nominating and Corporate Governance Committee Charter, a copy of which is available under the “Investors” section of our website at www.evergreensolar.com or may be obtained by written request sent to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752; Attention: Corporate Secretary.

Audit Committee

     The Audit Committee of the Board of Directors, established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, currently consists of Messrs. Cohen (Chair), Cadwell and Grady. On March 11, 2008, the Board of Directors changed the composition of the Audit Committee, which previously consisted of Messrs. Cohen and Cadwell and Dr. Wilson, following Dr. Wilson’s resignation from the Board of Directors. Each of the members of the Audit Committee is independent within the meaning of our director independence standards and the applicable standards of Nasdaq and the SEC for audit committee membership. The Board of Directors has determined that Mr. Cohen is an “audit committee financial expert” under the rules of the SEC.

     The Audit Committee met five times during fiscal 2008. The Audit Committee oversees our accounting and financial functions and periodically meets with our management and independent registered public accounting firm to review internal controls over financial reporting and quarterly and annual financial reports.

     The primary functions of the Audit Committee are to (1) oversee the appointment, compensation and retention of the Company’s independent registered public accounting firm and to oversee the work performed by such accountants; (2) establish policies for finance and accounting related consulting and advisory work, including but not limited to, tax and internal audit related issues; (3) assist the Board of Directors in fulfilling its responsibilities by reviewing: (a) the financial reports provided by the Company to the SEC, our stockholders or to the general public, and (b) our internal controls over financial reporting; (4) recommend, establish and monitor procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations; and (5) establish procedures designed to facilitate (a) the receipt, retention and treatment of complaints relating to accounting, internal controls over accounting or auditing matters and (b) the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

     The Audit Committee operates under a written charter adopted by the Board of Directors setting out the functions the Audit Committee is to perform, which charter was originally adopted by the Board of Directors in May 2000 and amended and restated most recently in April 2008. A copy of the Audit Committee Charter is available under the “Investors” section of our website at www.evergreensolar.com. The charter of the Audit Committee is reviewed on an annual basis by the Audit Committee.

Compensation Committee

     The Compensation Committee of the Board of Directors currently consists of Dr. Cowden (Chair) and Messrs. Grady and Cohen, each of whom is independent within the meaning of the director independence standards of the Company and of Nasdaq. The Compensation Committee met six times during fiscal 2008.

     The Compensation Committee reviews and evaluates the performance of the Company’s Chief Executive Officer and makes recommendations to the Board of Directors for approval regarding the appropriate level of base compensation, bonus and other incentive compensation. The Chief Executive Officer recommends to the Compensation Committee the appropriate level of base compensation, bonus and other incentive compensation for certain senior employees, including all executive officers. The Compensation Committee, in turn, makes recommendations to the Board of Directors for approval. Although it is the Compensation Committee’s responsibility to establish the grants to the executive officers of the Company, the total grants are presented to the Board of Directors for informational purposes. The Compensation Committee is also responsible for establishing general compensation policies and guidelines and for administering and making recommendations and awards under our 2000 Stock Option and Incentive Plan and our 2000 Employee Stock Purchase Plan.

     The Compensation Committee operates under a written charter adopted by the Board of Directors, a current copy of which is available under the “Investors” section of our website at www.evergreensolar.com.

Compensation Committee Interlocks and Insider Participation

     No current member of the Compensation Committee or person who was a member of such committee at any time during 2008 was at any time during the past year an officer or employee of the Company (or any of its subsidiaries), was formerly an officer of the Company (or any of its subsidiaries), or had any relationship with the Company requiring disclosure herein. The Compensation Committee operates under a written charter adopted by the Board of Directors setting out the functions the Compensation Committee is to perform.

     During the last fiscal year, none of our executive officers served as (1) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our Compensation Committee; (2) a director of another entity, one of whose executive officers served on our Compensation Committee; or (3) a member of the compensation committee (or other committee of the Board of Directors performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served as a director of our Board of Directors.

Nominating and Corporate Governance Committee

     The Nominating and Corporate Governance Committee of the Board of Directors was established on April 21, 2004 and currently consists of Dr. Tierney (Chair), Mr. Cadwell and Dr. Cowden, each of whom is independent within the meaning of our director independence standards and the Nasdaq independence standards. The Nominating and Corporate Governance Committee met three times during fiscal 2008. The Nominating and Corporate Governance Committee is responsible for (1) reviewing and making recommendations to the Board of Directors regarding the composition and structure of the Board of Directors; (2) establishing criteria for membership on the Board of Directors and evaluating corporate policies relating to the recruitment of members of the Board of Directors; and (3) establishing, implementing and monitoring policies and processes regarding principles of corporate governance in order to ensure compliance by the Board of Directors with its fiduciary duties to the Company and its stockholders.

     The Nominating and Corporate Governance Committee operates under a written charter (which includes as an appendix the Committee’s Policy Governing Director Nominations and Security Holder – Board Communications) adopted by the Board of Directors, a current copy of which is available under the “Investors” section of our website at www.evergreensolar.com.

Director Nominations

     Nominations by Stockholders

     The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders provided that such recommendations are delivered pursuant to the Policy Governing Director Nominations and Security Holder – Board Communications. A copy of this policy is included as an annex to the Nominating and Corporate Governance Committee Charter available under the “Investors” section of our website at www.evergreensolar.com. Stockholders who wish to recommend individuals for consideration by the Nominating and Corporate Governance Committee as nominees for election to the Board of Directors must give written notice to the Nominating and Corporate Governance Committee of the Company via one of three methods: (i) via U.S. Mail or Expedited Delivery to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752; c/o Corporate Secretary; (ii) via facsimile at (508) 229-7722 or (iii) via email to the Chairman of the Nominating and Corporate Governance Committee at nominations@evergreensolar.com. Such notice must set forth all information that is required to be disclosed under applicable rules and regulations of the SEC and the Policy Governing Director Nominations and Security Holder – Board Communications for each person whom such stockholder proposes to nominate. The Nominating and Corporate Governance Committee does not intend to alter the manner in which it evaluates director candidates, including the criteria set forth in the Policy Governing Director Nominations and Security Holder – Board Communications, based on whether the candidate was recommended by a stockholder or otherwise.

     Evaluation of Director Candidates

     Generally, the Nominating and Corporate Governance Committee identifies director candidates in consultation with management, through the use of search firms or other advisers, or through the recommendations submitted by stockholders or through such other methods as the Nominating and Corporate Governance Committee deems to be helpful to identify candidates. Once candidates have been identified, the Nominating and Corporate Governance Committee confirms that the candidates meet all of the qualifications for director nominees established by the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may gather information about the candidates through various means that the Nominating and Corporate Governance Committee deems to be helpful in the evaluation process, including through interviews.

The Nominating and Corporate Governance Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of the Board of Directors.

     The Board of Directors believes that all of its directors should have the highest personal integrity and have a record of exceptional ability and judgment. The Board of Directors also believes that its directors should ideally reflect a mix of experience and other qualifications, including adequate experience in disciplines relevant to the business of the Company and freedom from any relationship that would interfere with, or have the appearance of interfering with, the exercise of his or her independent judgment as a member of the Board of Directors.

     The Nominating and Corporate Governance Committee evaluates director candidates based on a number of qualifications, including their independence, judgment, leadership ability, expertise in the industry, experience developing and analyzing business strategies, financial literacy, and, for incumbent directors, his or her past performance. The Nominating and Corporate Governance Committee also considers diversity of experience, perspectives and culture on the Board of Directors when it evaluates director candidates and the Board adopted amendments in the Committee’s Policy Governing Director Nominations and Security Holder – Board Communications to more accurately reflect the policy of the Committee with respect to diversity. Based on the results of the evaluation process, the Nominating and Corporate Governance Committee recommends candidates for the Board of Directors’ approval as director nominees for election to the Board of Directors. The Nominating and Corporate Governance Committee also recommends candidates for appointment to the committees of the Board of Directors.

Code of Business Conduct and Ethics

     The Board of Directors has adopted a Code of Business Conduct and Ethics for our Chief Executive Officer, Chief Financial Officer and all other members of management, all directors and all of our employees and agents. This Code of Ethics is intended to promote the highest standards of honest and ethical conduct throughout our business, full, accurate and timely reporting, and compliance with law, among other things. A copy of the Code of Business Conduct and Ethics is available under the “Investors” section of our website at www.evergreensolar.com.

     The Code of Business Conduct and Ethics prohibits any waiver from its principles without the prior written consent of the Board of Directors. The Company intends to post on the Company’s website, www.evergreensolar.com, in accordance with the rules of the Securities and Exchange Commission any amendment of, and any waiver from, the Code of Business Conduct and Ethics that applies to our Chief Executive Officer, Chief Financial Officer, or any person performing similar functions.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee has reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2008, and has discussed them with both management and the Company’s independent registered public accounting firm.

     The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees), as currently in effect. PricewaterhouseCoopers LLP has provided the Audit Committee with written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and has discussed with the Audit Committee that firm’s independence.

     Based on the review and discussions described above, the Audit Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008.

     No portion of this Audit Committee Report shall be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, through any general statement incorporating by reference in its entirety the Proxy Statement in which this report appears, except to the extent that the Company specifically incorporates this report or a portion of it by reference. In addition, this report shall not be deemed filed under either the Securities Act or the Exchange Act.

Respectfully submitted by the Audit Committee.

THE AUDIT COMMITTEE

Allan H. Cohen (Chair)
Tom L. Cadwell
Edward C. Grady

PROPOSAL TWO

RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

     Our Audit Committee has appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2009. PricewaterhouseCoopers LLP has served as our independent registered public accounting firm since our inception. Representatives of PricewaterhouseCoopers LLP are expected to be present at the meeting. They will have the opportunity to make a statement if they desire to do so and will also be available to respond to appropriate questions from stockholders.

Audit and Related Fees for Fiscal 2007 and 2008

     The following table sets forth a summary of the fees and expenses billed to us by PricewaterhouseCoopers LLP for professional services for the fiscal years ended December 31, 2007 and 2008, respectively:

	2007	2008
Audit Fees (1)	$698,824	$644,333
Audit-Related Fees (2)	—	—
Tax Fees (3)	4,841	13,550
All Other Fees (4)	1,500	—
Total	$705,165	$657,883
____________________

(1)	Audit Fees represent fees for professional services relating to the audit of our financial statements and the review of the financial statements included in our quarterly reports, advice on accounting matters directly related to the audit and audit services provided in connection with other regulatory filings.

(2)	Audit-Related Fees represent fees for consultation and other attestation services and not reported under “Audit Fees.”

(3)	Tax Fees principally represent fees for professional services for tax compliance, tax advice and tax return preparation relating to our fiscal year end.

(4)	All Other Fees include licenses to technical accounting research software.

     The Audit Committee meets regularly with PricewaterhouseCoopers LLP throughout the year and reviews both audit and non-audit services performed by PricewaterhouseCoopers LLP as well as fees charged by PricewaterhouseCoopers LLP for such services. In engaging PricewaterhouseCoopers LLP for the services described above, the Audit Committee has determined that the provision of such services is compatible with maintaining PricewaterhouseCoopers LLP’s independence in the conduct of its auditing functions pursuant to the auditor independence rules of the SEC.

     Pre-approval Policies and Procedures. The chairman of the Audit Committee is appointed to provide pre-approval for further audit and permissible non-audit services proposed by PricewaterhouseCoopers LLP up to $50,000, subject to presenting such decision to the full Audit Committee at its next scheduled meeting. Such an appointment allows PricewaterhouseCoopers LLP to commence an engagement without being delayed due to scheduling. Following an approval of non-audit services by the Chairman of the Audit Committee, the full Audit Committee, at its next scheduled meeting, would make full approval of further services.

Vote Required and Recommendation of the Board of Directors

     The affirmative vote of a majority of our shares of common stock present at the meeting in person or by proxy and entitled to vote is required to ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2009. Abstentions have the same effect as a vote against the proposal.

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2009.

     Ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm is not required by our Bylaws or other applicable legal requirements. However, our Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests and in the best interests of our stockholders.

STOCKHOLDER PROPOSALS

     For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for our 2010 annual meeting of stockholders, the written proposal must be received at our offices at 138 Bartlett Street, Marlboro, MA 01752 no later than January 13, 2010. If the date of the 2010 annual meeting of stockholders is moved more than 30 days before or after the anniversary date of this year’s annual meeting of stockholders, the deadline for inclusion of proposals in the Company’s proxy statement is instead a reasonable time before the Company begins to print and mail its proxy materials. Such proposals also will need to comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.

     For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, the stockholder must provide the information required by the Company’s bylaws and give timely notice to the Company in accordance with the Company’s bylaws, which, in general, require that the notice be received by the Company not earlier than the close of business on February 18, 2010, and not later than the close of business on March 20, 2010. If the date of the annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of the 2009 annual meeting of stockholders, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 must be received no earlier than the close of business on the 90th day prior to the meeting and no later than the close of business on the later of the following two dates: (i) the 60th day prior to the meeting or (ii) the tenth day following the day on which public announcement of the date of such meeting is first made by the Company. The matters proposed to be brought before the meeting also must be proper matters for stockholder action. A copy of the relevant bylaw provisions is available upon written request to Evergreen Solar, Inc.

     Requests and copies of the relevant bylaws or for other information, and submissions of shareholder proposals should be addressed to 138 Bartlett Street, Marlboro, MA 01752; Attention: Corporate Secretary.

INCORPORATION BY REFERENCE

     The Securities and Exchange Commission allows us to “incorporate by reference” into proxy statement documents we file with the Securities and Exchange Commission. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that we file with the Securities and Exchange Commission as specified below will update and supersede that information. We incorporate by reference the section entitled “SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE” included in Item 10, and Items 11 and 13 in their entirety from our Annual Report on Form 10-K for the fiscal year ended December 31, 2008. These Items or portions thereof incorporated by reference are delivered to shareholders with this proxy statement in the Annual Report to Stockholders. This proxy statement incorporates important business and financial information about us from other documents that are not included in this document. This information is available to you without charge upon your written or oral request. You can also obtain the information incorporated by reference in this proxy statement through the Securities and Exchange Commission at its website, www.sec.gov or by written request to Evergreen Solar, Inc., 138 Bartlett Street, Marlboro, MA 01752; Attention: Corporate Secretary. If so requested, we will provide a copy of the incorporated filings by first class mail or equally prompt means within one business day of our receipt of your request.

     To the extent this proxy statement has been or will be specifically incorporated by reference into any filing under the Exchange Act, the section of this and “REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS” and the section proxy statement entitled “REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS” incorporated herein from our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 should not be deemed to be so incorporated unless specifically otherwise provided in any such filing.

EVERGREEN SOLAR, INC. 138 BARTLETT STREET MARLBORO, MA 01752
VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred by Evergreen Solar, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Evergreen Solar, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	M14979-P80689	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors unanimously recommends a vote "FOR" the listed nominees and a vote "FOR" proposal 2.		For All	Withold All	For All Except

Vote on Director Nominees:	Tom L. Cadwell (1)	☐	☐	☐
Dr. Peter W. Cowden (2)

1.	To re-elect the two members of the Board of Directors to serve as a Class III Directors for a term of three years or until his or her successor is duly elected and qualified.
To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.

		For	Against	Abstain

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the current year	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.			☐	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Please indicate if you plan to attend this meeting.	☐	☐

	Yes	No

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M14980-P80689

EVERGREEN SOLAR, INC. Proxy for Annual Meeting of Stockholders June 17, 2009 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Richard M. Feldt and Michael El-Hillow, and each of them, as proxyholders and attorneys-in-fact of the undersigned, with full power of substitution to vote all shares of stock of Evergreen Solar, Inc. (the "Company") which the undersigned is entitled to vote at the 2009 Annual Meeting of Stockholders of Evergreen Solar, Inc. to be held on Wednesday, June 17, 2009, at 10:00 a.m. Eastern Time, at the Courtyard by Marriott, 75 Felton Street, Marlboro, MA 01752, and at any continuation or adjournments thereof, with all powers that the undersigned would have if personally present at the meeting. In their discretion, the proxy holders are authorized to vote upon such other business and matters incident to the conduct of meetings as may properly come before the meeting.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated on or about May 8, 2009, and a copy of the Evergreen Solar, Inc. Annual Report on Form 10-K/A for the fiscal year ended December 31, 2008. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of Evergreen Solar, Inc., gives notice of such revocation.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

(Continued and to be signed on the reverse side)